SB ADJUSTABLE RATE INCOME FUND (the “Fund”)

SUPPLEMENT DATED OCTOBER 11, 2005

TO THE PROSPECTUS, DATED SEPTEMBER 28, 2005

AND TO THE STATEMENT OF ADDITIONAL INFORMATION,

DATED SEPTEMBER 28, 2005

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus and the Statement of Additional Information:

The Board of Trustees of the Fund has approved an amendment to the Administration Agreement between the Fund and Smith Barney Fund Management LLC. Effective October 1, 2005, the administration fee will be reduced from 0.20% of the Fund’s average daily net assets to a fee in accordance with the fee schedule described below:

Fee Schedule, effective October 1, 2005

Fund’s Fee Rate Average Daily Net Assets	Advisory Fee Rate	Administration Fee Rate	Total

First $1 billion	0.400%	0.150%	0.550%
Next $1 billion	0.400%	0.125%	0.525%
Next $3 billion	0.400%	0.100%	0.500%
Next $5 billion	0.400%	0.075%	0.475%
Over $10 billion	0.400%	0.050%	0.450%

The terms of the amended Administration Agreement are the same in all other material respects as those of the current Administration Agreement. Fees under the current and amended Administration Agreements are calculated daily and payable monthly.

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